UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10th 2013

Date of Report (Date of earliest event reported)

Sharprock Resources Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53902	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212-0833-00321
Calle Punta Colon
Panama city, Panama	0833-00321
(Address of principal executive offices)	(Zip Code)

(507) 6672.5958

Registrant's telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

(a) On September 10, 2013, the Issuer’s board of directors approved an amendment to the Issuer’s certificate of incorporation to change its name to Evergreen Systems, Inc.

The Secretary of State of Nevada has informed the issuer that Evergreen Systems, Inc. is currently active.

Therefore it be Amended ; (a) On October 03, 2013, the Issuer’s board of directors approved an amendment to the Issuer’s certificate of incorporation to change its name to Evergreen-Agra, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sharprock Resources, Inc.

By /s/ Rene Hamouth
Date: October 08, 2013	Rene Hamouth / CEO